Enstargroup.com Q4 2022 Review March 2023 Enstar Group Overview Realising Value

Property of Enstar Group – Not for Distribution 2 INFORMATION REGARDING FORWARD-LOOKING STATEMENTS This presentation, and oral statements made with respect to information contained in this presentation, may include certain forward-looking statements regarding our views with respect to our business, operations, loss reserves, strategy, investment portfolio, economic model, and our expected performance for future periods, as well as the insurance market and industry conditions. These statements are intended as “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Actual results may materially differ from those set forth in the forward-looking statements. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “could,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms. Forward-looking statements involve significant risks and uncertainties, including risks of changing and uncertain economic conditions, the success of implementing our business strategies, the adequacy of our loss reserves, ongoing and future regulatory developments disrupting our business, lengthy and unpredictable litigation, risks relating to our acquisitions, increasing competitive pressures, loss of key personnel, risks relating to our active underwriting businesses, the performance of our investment portfolio and liquidity, and other factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2022 and our other reports filed from time to time with the Securities and Exchange Commission (“SEC”). Any forward-looking statement you see or hear during the presentation reflects Enstar Group Limited’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The date of this presentation is listed on the cover page and Enstar does not undertake to update or keep it accurate after such date. NON-GAAP FINANCIAL MEASURES In addition to our key financial measures presented in accordance with GAAP, this presentation includes other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation programs. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and allow investors the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Refer to slides 22 through 24 of this presentation for further details regarding our non-GAAP measures and reconciliations of these measures to the most directly comparable GAAP measure. ADDITIONAL INFORMATION The company has an effective shelf registration statement (including a prospectus) on file with the SEC. Any offering of securities will be made only by means of a prospectus supplement, which will be filed with the SEC. In the event that the company undertakes an offering, you may obtain a copy of the prospectus supplement and accompanying prospectus for the offering by visiting EDGAR on the SEC website at www.sec.gov. For more complete information about Enstar Group Limited, you should read our reports filed with the SEC. You may get these documents for free through EDGAR on the SEC website at www.sec.gov, or through our website at https://investor.enstargroup.com/sec-filings. DISCLAIMER

enstargroup.com 3Property of Enstar Group – Not for Distribution VALUE PROPOSITION Leading global insurance group with a proven, 29-year record of successfully acquiring and managing run-off business while creating value for our shareholders Market leader in run-off liability management Competitive advantage created by size, scale and depth of our experience “Enstar Effect” drives Run-off Liability Earnings (“RLE”) industry outperformance Industry-leading suite of innovative risk transfer solutions for our counterparties Consistent financial and operational discipline applied to portfolio acquisitions Strong capacity and healthy pipeline for new, value-accretive transactions Durable business model designed to succeed across multiple insurance cycles Well-positioned for long-term growth in book value and return on equity

enstargroup.com Deliver Capital Release and Risk Management Solutions to Insurance Market Industry founder and largest standalone provider Generate Positive Claims Outcomes "Enstar Effect” drives decades of Run-off Liability Earnings Growing Asset Base Using Origination Capabilities $19.5bn investable assets; 3.5x investment leverage1 What We Do How We Do It Specialized M&A Expertise Well Established Leadership, Culture and Capabilities Investments and Capital Optimization Best-in-Class Claims Function 1. Investment leverage is calculated as average investable assets for the year ended December 31, 2022, divided by opening equity as of December 31, 2021. 4Property of Enstar Group – Not for Distribution LEADING GLOBAL PROVIDER OF CAPITAL RELIEF SOLUTIONS Full suite of risk management solutions designed to create shareholder value

COMPETITIVE LANDSCAPE

Unparalleled leadership in global run-off market, built on scale, flexibility, and track record of claims management excellence

	Run-off Focused						Diversified Business	
	ENSTAR	Catalina	Riverstone Int.	DARAG	Premia	Compre	Swiss Re	NICO
Longevity (>20yrs in Operation)	✓	✗	✓	✗	✗	✓	✓	✓
Presence in Global Run-off Markets	✓	✓	✓	✗	✗	✓	✗	✓
Experience in All Types of Run-off Transactions	✓	✓	✗	✗	✗	✓	✗	✗
Deals Announced Since Inception[1]	117	~31	~34	~60	~9	~56	N.A.	N.A.
Shareholders' Equity ($ Billions)[2]	4.8	~1.4	~1.3	Not Published	~0.6	~0.25	~12.7	~202[3]

[1] These approximations are based upon publicly announced transactions. Includes two Riverstone transactions signed with Axis and Amlin which were announced after 30-Sept-2022.
[2] As of latest company filings. As of 31-Dec-2022 for Enstar and Swiss Re. 30-Sept-2022 for Riverstone International and NICO. 31-Dec-2021 for Catalina, Premia, and Compre.
[3] Reflects policy-holders' surplus.

ENSTAR
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enstargroup.com P&C Rates Continue to Strengthen for Primary Insurers Major Loss Events Including Recent CATs and COVID-19 Solvency II & Capital Efficiency Business Transfer Legislation Increased Consolidation Reserve Releases Declining Key Market Drivers Source: PwC Global Insurance Run-off Survey 2022. Inflation North America $464bn UK & Continental Europe $319bn Rest of World $177bn 6Property of Enstar Group – Not for Distribution SIGNIFICANT GROWING RUN-OFF MARKET $960bn opportunity, propelled by favorable global tailwinds

enstargroup.com Total Assets$22.2bn Run-off Liability Earnings $756mNet Loss (results driven by unrealized losses) 1. Includes losses and loss adjustment expenses, future policyholder benefits, defendant A&E liabilities. 2. The average credit ratings calculation includes cash and cash equivalents, short-term investments, fixed maturity securities and the fixed maturity securities within our funds held - directly managed portfolios. $(906)m Q4: $227m Net Income Total Insurance Liabilities1$14.8bn Total Shareholders' Equity$4.8bn Core Fixed Income2'A+' 7Property of Enstar Group – Not for Distribution FINANCIAL HIGHLIGHTS Full Year 2022

enstargroup.com Enstar Run-off Business Model Leverage our industry relationships and position to source new business opportunities Fully-integrated M&A and Claims units provide ground-up view of risk Source, Diligence and Acquire New Portfolios Redeploy Capital Apply claims management strategies to generate Run-off Liability Earnings and manage investments to obtain attractive risk adjusted returns Manage Liabilities and Investments Reduce capital requirements as claims are settled; any excess may be redeployed in the business 8Property of Enstar Group – Not for Distribution CONSISTENT ECONOMIC MODEL Strong source of book value growth and internal financing

enstargroup.com Data from January 2020 – February 1, 2023 1. Excludes Enhanzed Re. 186 opportunities reviewed $64.9bn of net reserves 15 1 deals completed $8.1bn1 of reserves Executing on opportunities that meet our risk parameters and profitability hurdles 9Property of Enstar Group – Not for Distribution ROBUST TRANSACTION PIPELINE Consistent financial and operational discipline applied to pipeline to drive returns

enstargroup.com 1. TIR and RLE leverage factors are calculated as average investable assets and average net loss reserves, respectively, for the year ended December 31, 2022, divided by opening equity as of December 31, 2021. 2. Non-cash items include amortization of net deferred charge assets. TOTAL INVESTMENT RETURN (“TIR”) Leverage Factor1: 3.5x RUN-OFF LIABILITY EARNINGS (“RLE”) Leverage Factor1: 2.1x EXPENSES & OTHER (INC. NON-CASH2) Return On Equity 10Property of Enstar Group – Not for Distribution RETURN ON EQUITY (“ROE”) COMPONENTS Generating attractive returns

enstargroup.com Investable Assets1 ($bn) Net Loss Reserves ($bn) CAGR 16.9% 11Property of Enstar Group – Not for Distribution 1. Investable Assets is the sum of total investments, cash and cash equivalents, restricted cash and cash equivalents and funds held. CAGR 14.1% A GROWING BALANCE SHEET A platform for delivering balanced and sustainable growth through investable assets and reserves

enstargroup.com THE ENSTAR EFFECT 12Property of Enstar Group – Not for Distribution CLAIMS DIRECTLY MANAGED EARLY TRIAGE OF CLAIMS PORTFOLIO • Detailed on a claim-by-claim basis BESPOKE SETTLEMENT STRATEGY FOR EVERY CLAIM • Data-driven approach provides comprehensive top-down, bottom-up view WORK CLAIMS FASTER • Reach equitably settlements quickly to mitigate exposures and reduce claims handling expense • Proven and successful claims execution drives P&C industry outperformance 02 04 CLAIMS INDIRECTLY MANAGED (Oversight) THE ENSTAR EFFECT For most insurance companies, claims experience is an expense item. For Enstar, driving superior claims outcomes is a major competitive advantage 02 SIGNIFICANT IN NON- TRADITIONAL SOLUTIONS • Attractive partnership feature 03 COMPLEMENTARY CLAIMS MONITORING • Via management & claims committees 04 ALIGNMENT THROUGH CLAIMS RECOMMENDATION RIGHTS • When certain financial thresholds are met 01 DUE DILIGENCE • Claims unit integrated in M&A and Pricing process • Independent view of claims and reserve adequacy 03

enstargroup.com 13Property of Enstar Group – Not for Distribution LOSS RESERVE OUTPERFORMANCE Enstar Loss Reserve Outperformance vs US P&C Industry1,2 Five Years Ended 2021 Enstar delivered 2.7% better net loss reserve outcomes on our Run-off segment General Casualty $4.3 Workers' Compensation $2.2 Asbestos & Environmental $2.0 All Other $3.5 Enstar 2022 Year-End Loss Reserves3 ($ in billions) 2.4% 5.9% 8.4% 2.7% General Casualty Workers' Compensation Asbestos & Environmental Total Run-Off Segment Total $12bn 1. We calculated the change in estimates of net ultimate losses for the last 5 calendar years divided by average net loss reserves on our three largest lines of business within our Run-off segment (General Casualty, Workers’ Compensation and Asbestos & Environmental), as well as in aggregate for the Run-off segment, and compared the results to the total of the Combined US P&C Industry (source: US Annual Statements through SNL). To remove any potential distortions due to mix of accident years, we have matched the industry reserves’ accident-year-weighting to match Enstar’s. 2. The weighted average reduction in estimates of net ultimate losses divided by average net loss reserves by line of business for the five-year period ended 2021 was as follows: i) General Casualty – Enstar (0.7)%, Industry (3.2)%; ii) Workers’ Compensation – Enstar 10.3%, Industry 4.4%; iii) Asbestos & Environmental – Enstar 0.4%, Industry (8.1)%; and iv) Total Run-off – Enstar 3.4%, Industry 0.7%. 3. Net OLR and IBNR loss reserves and ALAE for Enstar’s Run-off segment.

enstargroup.com 29 year history operating in run-off space 115 total acquisitive transactions completed to date 14Property of Enstar Group – Not for Distribution 15 18 27 32 38 46 59 73 85 94 106 120 131 153 170 165 209 294 329 246 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Book value per common share in USD HISTORY OF ENHANCING BOOK VALUE

5-YEAR ROE AND ADJUSTED ROE*


Return on Equity and Adjusted Return on Equity*
(5.0)%
2.4 %
25.5 %
18.8 %
38.4 %
41.9 %
7.9 %
10.1 %
(15.6)%
(1.1)%
10.2 %
14.4 %
2018
2019
2020
2021
2022
Average 2018-2022
Return on Equity
Adjusted Return on Equity*

Targeting long-term Adjusted ROE low to mid-teens**

* Non-GAAP measure; refer to slides 22 to 24 for reconciliation to the applicable GAAP financial measure.

** Adjusted ROE is a Non-GAAP measure. Due to trading accounting elections on certain of our investment assets, ROE calculated in accordance with GAAP includes the impact of net realized and unrealized gains (losses) on fixed maturity investments and funds held-directly managed, which can be material. Consequently, ROE calculated in accordance with GAAP is interest rate sensitive and will have greater variability than our Adjusted ROE. As such, reconciliation of Adjusted ROE to ROE calculated in accordance with GAAP is not accessible on a forward-looking basis because we believe that it is not possible without unreasonable effort to provide with reasonable accuracy an expected range for the impact of net realized and unrealized gains (losses) on fixed maturity investments and funds held-directly managed. However, given that unrealized fixed income losses reduced our GAAP equity base in 2022, we expect our annual average ROE calculated in accordance with GAAP will be higher than our annual average Adjusted ROE until our unrealized fixed income losses recover, subject to the potential impact of future net realized and unrealized losses.

ENSTAR
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enstargroup.com Significant Liquidity to Support Growth • $1.3bn of cash and cash equivalents • $600m of unused revolving credit facility capacity Well-Capitalized with Moderate Leverage • 28.0% financial leverage, in line with 25% - 30% long-term target • Leverage ratio increase due to unrealized losses on fixed income investments • FY21 Solvency ratio of 179%, has increased as of FY22 • Over 5-years, BSCR (solvency) year-end range 170% - 204%; above Bermuda BSCR minimum targets Ratings1 • BBB with positive outlook by S&P (ICR) and BBB+ with stable outlook by Fitch (IDR) Capacity • Closed Aspen LPT in Q2 22 assuming incremental $1.9bn of net loss reserves • Completed LPT with Argo in Q4 22 assuming $718m of net loss reserves • Announced $1.9bn LPT with QBE in Q1 23; expected to close H1 23 • Announced AUD $360m LPT with RACQ in Q1 23; expected to close H1 23 • Significant capacity remains for additional M&A 16Property of Enstar Group – Not for Distribution 1. Credit ratings are provided by third parties, Standard and Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies’ websites and other publications. CAPACITY FOR GROWTH Well-funded as of 31 December 2022

MANAGEMENT WELL-ALIGNED WITH SHAREHOLDERS

Seasoned leadership with exceptional track record of value creation

Average Industry Experience:	25 years

Collective Industry Experience :	275+ years



Dominic Silvester
CEO & Co-founder

Years at Enstar: 29
Industry Experience: 40+ years

Age: 62



Paul O'Shea
President, Co-founder

Years at Enstar: 28
Industry Experience: 35+ years

Age: 65



Orla Gregory
Chief Financial Officer

Years at Enstar: 19
Industry Experience: 25+ years

Age: 48



Paul Brockman
Chief Claims Officer

Years at Enstar: 10
Industry Experience: 25+ years

Age: 50



Nazar Alobaidat
Chief Investment Officer

Years at Enstar: 6
Industry Experience: 20+ years

Age: 45



Audrey Taranto
General Counsel

Years at Enstar: 10
Industry Experience: 10+ years

Age: 43



Matthew Kirk
Group Treasurer

Years at Enstar: 2
Industry Experience: 25+ years

Age: 49



Michael Murphy
Chief Accounting Officer & Deputy CFO

Years at Enstar: 1
Industry Experience: 30+ years

Age: 55



David Ni
Chief Strategy Officer

Years at Enstar: 3
Industry Experience: 15+ years

Age: 39



Seema Thaper
Group Chief Risk Officer

Years at Enstar: 3
Industry Experience: 20+ years

Age: 42



Laurence Plumb
Chief of Business Operations

Years at Enstar: 2
Industry Experience: 15+ years

Age: 39

ENSTAR
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18Property of Enstar Group – Not for Distribution APPENDIX enstargroup.com

INVESTMENT PORTFOLIO COMPOSITION

$19.5bn	$1.3bn	$14.2bn	4.40 yrs	A+	2.47%
Total Investable Assets [1]	Cash and restricted cash	Investment Portfolio [2]	Average Duration [3]	Average Investment Portfolio Credit Rating [4]	Book Yield

Investable Assets (As of December 31, 2022) - Composition by Asset Class



Cash and Cash Equivalents
Fixed Maturities
Equities
Other Investments
Equity Method Investments
Funds Held[5]
6.8%
49.3%
6.4%
16.9%
2.0%
18.6%

Fixed Income, Trading and AFS	
U.S. government & agency	2.6 %
U.K. government	0.4 %
Other government	2.4 %
Corporate	27.1 %
Municipal	1.1 %
Residential mortgage-backed	2.8 %
Commercial mortgage-backed	5.2 %
Asset-backed	4.7 %
Structured products	3.0 %
Total	49.3 %

Equities	
Publicly traded equities	2.0 %
Exchange-traded funds	2.6 %
Privately held equities	1.8 %
Total	6.4 %

Other Investments	
Private equity funds	6.6 %
Fixed income funds	2.8 %
Private credit funds	1.9 %
Hedge funds	2.8 %
Equity funds	— %
CLO equities	0.8 %
CLO equity funds	1.0 %
Real estate funds	1.0 %
Total	16.9 %

1. The sum of total investments, cash and cash equivalents, restricted cash and cash equivalents and funds held.
2. Excludes equity method investments.
3. The average duration calculation includes cash and cash equivalents, short-term investments and fixed maturity securities, as well as the fixed maturity securities and cash and cash equivalents within our funds held – directly managed portfolios.
4. The average credit ratings calculation includes cash and cash equivalents, short-term investments, fixed maturity securities and the fixed maturity securities within our funds held – directly managed portfolios.
5. Includes funds held by reinsured companies and other assets within funds held – directly managed.

ENSTAR
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enstargroup.com 20Property of Enstar Group – Not for Distribution $ millions Three Months Ended December 31, 2022 Three Months Ended December 31, 2021 Year Ended December 31, 2022 Year Ended December 31, 2021 Net premiums earned $ 14 $ 41 $ 66 $ 245 Net investment income and net realized and unrealized gains (losses) 168 87 (1,159) 429 Other income 2 15 35 42 Net gain on sales of subsidiaries — 11 — 73 Net incurred losses and LAE 271 133 708 231 Policyholder benefit expenses — 3 (25) 3 Amortization of net deferred charge assets (20) (17) (80) (55) Acquisition costs (3) (7) (23) (57) Interest expense (18) (18) (89) (69) General and administrative expenses and net foreign exchange (losses) gains (109) (95) (316) (355) Income tax benefit (expense) 16 (14) 12 (27) (Losses) earnings from equity method investments (86) (8) (74) 93 Net earnings (loss) 235 131 (945) 553 Net loss (earnings) attributable to noncontrolling interests 1 (2) 75 (15) Dividends on preferred shares (9) (9) (36) (36) Net earnings (loss) attributable to Enstar ordinary shareholders $ 227 $ 120 $ (906) $ 502 FINANCIAL DATA Summary Income Statement

enstargroup.com 21Property of Enstar Group – Not for Distribution $ millions December 31, 2022 December 31, 2021 Assets Investable assets $ 19,540 $ 21,708 Reinsurance balances recoverable 1,131 1,517 Net deferred charge assets 658 598 Other 825 833 Total Assets $ 22,154 $ 24,656 Liabilities Losses and loss adjustment expenses $ 13,007 $ 13,258 Future policyholder benefits 1,184 1,502 Defendant asbestos and environmental liabilities 607 638 Debt obligations 1,829 1,691 Other 562 835 Total Liabilities 17,189 17,924 Redeemable noncontrolling interests (“RNCI”) 168 179 Shareholders' Equity Ordinary shareholders’ equity 4,191 5,813 Series D & E preferred shares 510 510 Noncontrolling interests 96 230 Total Shareholders’ Equity 4,797 6,553 Total Liabilities, RNCI & Shareholders’ Equity $ 22,154 $ 24,656 FINANCIAL DATA Summary Balance Sheet

enstargroup.com 22Property of Enstar Group – Not for Distribution NON-GAAP MEASURES Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted return on equity (%) Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented. We eliminate the impact of net realized and unrealized (gains) losses on fixed maturity investments and funds-held directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as: • we typically hold most of our fixed income securities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and • removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option. Therefore, we believe that excluding their impact on our earnings improves comparability of our core operational performance across periods. We include fair value adjustments as non-GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non-cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios. We eliminate the net gain (loss) on the purchase and sales of subsidiaries and net earnings from discontinued operations, as these items are not indicative of our ongoing operations. We use this non-GAAP measure in our incentive compensation program. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net earnings (loss) attributable to Enstar ordinary shareholders, adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held- directly managed, -change in fair value of insurance contracts for which we have elected the fair value option (1), -amortization of fair value adjustments, -net gain/loss on purchase and sales of subsidiaries (if any), -net earnings from discontinued operations (if any), -tax effects of adjustments, and -adjustments attributable to noncontrolling interests Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -net unrealized gains (losses) on fixed maturity investments and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (1), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) (1) Comprises the discount rate and risk margin components.

RECONCILIATION TO ADJUSTED RETURN ON EQUITY

2022, 2021 and 2020

	For the Year Ended December 31,								
	2022			2021			2020		
	Net (loss) earnings [1]	Opening Equity [1]	(Adj) ROE	Net earnings [1]	Opening Equity [1]	(Adj) ROE	Net earnings [1]	Opening Equity [1]	(Adj) ROE
Net (loss) earnings/Opening equity/ROE [1]	$ (906)	$ 5,813	(15.6)%	$ 502	$ 6,326	7.9 %	$ 1,723	$ 4,490	38.4 %
Non-GAAP adjustments:									
Net realized and unrealized losses on fixed maturity investments and funds held - directly managed / Net unrealized gains on fixed maturity investments and funds held - directly managed [2]	1,181	(89)		210	(560)		(306)	(277)	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [3]	(200)	(107)		(75)	(33)		119	(130)	
Amortization of fair value adjustments / Fair value adjustments	(18)	(106)		16	(128)		27	(152)	
Net gain on purchase and sales of subsidiaries	—	—		(73)	—		(3)	—	
Net earnings from discontinued operations / Net assets of entities classified as held for sale and discontinued operations	—	—		—	—		(16)	(266)	
Tax effects of adjustments [4]	(7)	—		(21)	—		23	—	
Adjustments attributable to noncontrolling interests [5]	(111)	—		6	—		13	109	
Adjusted net (loss) earnings/Adjusted opening equity/Adjusted ROE*	$ (61)	$ 5,511	(1.1)%	$ 565	$ 5,605	10.1 %	$ 1,580	$ 3,774	41.9 %

[1] Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million as of December 31, 2021, 2020 and 2019), prior to any non-GAAP adjustments.

[2] Represents the net realized and unrealized losses (gains) related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

[3] Comprises the discount rate and risk margin components.

[4] Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

[5] Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate.

* Non-GAAP financial measure.

ENSTAR

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RECONCILIATION TO ADJUSTED RETURN ON EQUITY

2018 and 2019

	For the Year Ended December 31, 2019			2018		
	Net earnings (1)	Opening Equity (1)(6)	(Adj) ROE	Net (loss) earnings (1)	Opening Equity (1)(6)	(Adj) ROE
	(in millions of U.S. dollars)					
Net (loss) earnings/Opening equity/ROE (1)	$ 906	$ 3,546	25.5 %	$ (166)	$ 3,295	(5.0) %
Non-GAAP adjustments:						
Net realized and unrealized losses (gains) on fixed maturity investments and funds held - directly managed / Unrealized (losses) gains on fixed maturity investments and funds held - directly managed (2)	(516)	227		237	(101)	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (3)	117	(244)		7	(183)	
Amortization of fair value adjustments / Fair value adjustments	51	(199)		7	(104)	
Net earnings from discontinued operations / Net assets of entities classified as held for sale and discontinued operations	(7)	(210)		(1)	(157)	
Tax effects of adjustments (4)	36	—		(18)	—	
Adjustments attributable to noncontrolling interests (5)	15	86		3	65	
Adjusted net (loss) earnings/Adjusted opening equity/Adjusted ROE*	$ 602	$ 3,206	18.8 %	$ 69	$ 2,815	2.4 %

(1) Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million as of December 31, 2018), prior to any non-GAAP adjustments.

(2) Represents the net realized and unrealized gains and losses related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

(3) Comprises the discount rate and risk margin components.

(4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate.

(6) The 2017 and 2018 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

ENSTAR

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